AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

                          SUPPLEMENT DATED MAY 5, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000


       PROPOSED APPOINTMENT OF A SUB-ADVISER FOR THE AAL VARIABLE PRODUCT
                           HIGH YIELD BOND PORTFOLIO


The Fund Board of Directors has recommended Pacific Investment Management Company ("PIMCO") be retained as the sub-adviser to the AAL Variable Product High Yield Bond Portfolio (the "portfolio"). In this capacity, PIMCO would manage the day-to-day investment of portfolio assets, subject to the supervision of AAL Capital Management Corporation, the portfolio's investment adviser, and the Board of Directors.

This proposal is subject to approval by the shareholders of the portfolio. The Board of Directors has set June 21, 2000, as the date for a Special Meeting of Shareholders to vote on the approval of a Sub-Advisory Agreement with PIMCO. Shareholders of record as of April 28, 2000, will be eligible to vote on this matter. Portfolio shareholders will receive proxy materials describing this proposal in detail, and soliciting their approval of the proposed sub-advisory agreement. If approved by shareholders, we anticipate that PIMCO would begin managing the portfolio's assets on or about July 1, 2000.




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